Exhibit 99.1

LD Micro Main Event December 4, 2018 DPW © 2018 DPW Holdings, Inc.

• This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (somet ime s referred to as “DPW”) contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements reflect the current view about future events. Statements that are not historical in nature, suc h as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates, ” “ we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the f utu re and the timing of their development, sales and marketing strategy and capital outlook. Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward - looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2017 (the “2017 Annual Report”) and other information contained in subsequently filed current and periodic re ports, each of which is available on our website and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward - looking statements are qualifi ed in their entirety by reference to the factors discussed in the 2017 Annual Report. Should one or more of these risks or uncertainties materialize (or in certai n cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, exp ected, intended or planned. • Important factors that could cause actual results to differ materially from those in the forward looking statements include: a d ecline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the abilit y t o protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; r isk s in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. • Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o p redict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. • All forecasts are provided by management in this presentation and are based on information available to us at this time and m ana gement expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. SAFE - HARBOR DISCLAIMER © 2018 DPW Holdings, Inc. 2 2

Diversified holding company acquiring undervalued assets and disruptive technologies with a global impact Continually evaluating portfolio for opportunities to enter adjacent markets and to monetize existing assets for the benefit of shareholders Targeting advance technologies, finance and strategic investments © 2018 DPW Holdings, Inc. 3

DPW Technology Group • Advance Tech. Manufacturing • Electronics Business Unit • - Power Solutions - Medical - Textiles Defense & Aerospace Business Unit DPW Financial Group o Lending & Investments: o - Hospitality o - Real Estate o - Blockchain Technologies - Other Opportunities Simplified Structure 4 MTIX International (OTC:AVLP) Strategic Investments

DPW Technology Group Product Examples 5

DPW Technology Group Recent Highlights © 2018 DPW Holdings, Inc. • $4.3M order for advanced missile control systems from an Israeli defense contractor • $4.1M multi - year order from top U.S. Defense Contractor for communications filters • $5M in orders for cutting - edge medical automated test and calibration equipment • $1.03M in renewed customer contracts Technology Group secured over $16M in advanced technologies wins  Grew order backlog total to over $71M as of November 30, 2018 6

© 2018 DPW Holdings, Inc. • Launched MonthlyInterest.com • Online portal that facilitates investments Lending • For Luxury Hotel in Tribeca, NY: • $85M construction loan commitment from a NYC - based multinational bank • Raised $1M in new debt financing for hotel • Targeting 4 new I.AM locations in 2019 Real Estate/ Hospitality  Received BOD approval to pursue spin off of Super Crypto Mining, Inc.  Entered $2.5M revolver for flexibility and expansion • Positioned to reduce power costs with new mining farm with low - cost, renewable power • Mined a total value of $1.5M in cryptocurrencies in the first nine months of 2018 Blockchain DPW Finance Group Recent Highlights 7

© 2018 DPW Holdings, Inc. [Note: Digital Power Lending is a subsidiary of Spyglass Hill Capital Lending Corp., which is a wholly owned subsidiary of DP W] 8 Main Street Meets Wall Street An online investment portal launching soon that facilitates the matching of investor capital with sophisticated investment opportunities identified and qualified by Digital Power Lending. Digital Power Lending, LLC is a California Finance Lender ( Lic . No. 60 DBO - 77905) that specializes in providing financing for consumers and small businesses. DPL is a referral - based business seeking unique opportunities to assist in the growth of dynamic companies with proven management and compelling, market - accepted products and services. Replace with image of MonthlyInterest.com home page DPW Finance Group Example

• Proprietary eco - friendly material synthesis technology for natural & synthetic textiles • Significantly reduces or eliminates water and chemicals used to achieve key functionalities: • Fire - retardancy • Waterproof • Color & Moisture Retention • Anti - microbial • Stain - resistance • Unique licensing model based on volume of textiles treated • First machines being readied for placement with textile manufacturers © 2018 DPW Holdings, Inc. 9 Strategic Investment Example

2019 Initiatives: Focus on Strategic Growth © 2018 DPW Holdings, Inc. Technology • Implement sale and operational improvement plans • Execute on backlog, notably MTIX • Drive to profitability Finance • Continue expanding lending opportunities • Spinoff cryptocurrency business • Evaluate loans for investment and acquisitions opportunities • Leverage relationships with experts 10

Financial Highlights: Q3 2018 Statement of Operations • Gross Revenue: $8.3M, compared to $3.2M in 3Q 2017 • Gross Margins 24.3% compared to 34.0% in 3Q 2017 • Net Loss: $7.5M, compared to $2.1M in 3Q 2017 • Non - Cash Charges: $4.7M , compared to $1.2M in 3Q 2017 Balance Sheet • Total Assets: $53.1M compared to $53.4M at June 30, 2018 • Stockholders’ Equity: $28.1M compared to $31.5M at June 30, 2018. © 2018 DPW Holdings, Inc. 11

Full - Year 2018 Revenue Guidance $29M - $33M Triple compared to 2017 revenue of $10.0M © 2018 DPW Holdings, Inc. 12

Full - Year 2019 Revenue Guidance ~$60+M Double 2018 revenue guidance: • Technology Group ~ $40M • Finance Group ~ $20M © 2018 DPW Holdings, Inc. 13

© 2018 DPW Holdings, Inc. 14 CREATING OPTIONALITY, ENHANCING VALUE • STRATEGIC GROWTH • ACQUISITIONS • DISPOSITIONS 456 Lux Hotel, LP (OTC:AVLP)

Diversified holding company acquiring undervalued assets and disruptive technologies with a global impact Continually evaluating portfolio for opportunities to enter adjacent markets and to monetize existing assets for the benefit of shareholders Targeting advance technologies, finance and strategic investments © 2018 DPW Holdings, Inc. 15

LD Micro Main Event December 4, 2018 DPW © 2018 DPW Holdings, Inc.